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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   April 3, 1998
                                                    ----------------------------

                            QUICKTURN DESIGN SYSTEMS, INC.
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                (Exact name of registrant as specified in its charter)

    Delaware                       0-22738                    77-0159619
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(State or other                  (Commission                (IRS Employer
jurisdiction of                  File Number)           Identification Number)
incorporation)

               55 W. TRIMBLE ROAD, SAN JOSE, CALIFORNIA              95131-1013
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                       (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code:  (408) 914-6000
                                                     ---------------------------

                                         N/A
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            (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

     On April 3, 1998, the Registrant announced preliminary financial results for the first quarter of 1998.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS

          99.1    Press Release dated April 3, 1998.


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                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    April 3, 1998       QUICKTURN DESIGN SYSTEMS, INC.


                                /s/ RAYMOND K. OSTBY
                              -------------------------------
                              Raymond K. Ostby
                              Vice President, Finance and Administration,
                                Chief Financial Officer and Secretary


                                      -3-
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                                  INDEX TO EXHIBITS


   Exhibit
   Number           Description of Document
   ------           -----------------------

   99.1             Press Release dated April 3, 1998.